Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3

Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)

Distribution Date:
                                         07/21/97

Investor Certificateholder Floating Allocation Percentage
                                            97.50%
Investor Certificateholder Fixed Allocation Percentage
                                            97.50%

Aggregate Amount of  Collections
                                    31,500,616.13
     Aggregate Amount of  Interest Collections
                                     8,868,680.34
     Aggregate Amount of  Principal Collections
                                    22,808,940.34

Class A Interest Collections
                                     8,647,016.54
Class A Principal Collections
                                    21,076,009.53
Seller Interest Collections
                                       221,663.80
Seller Principal Collections
                                     1,732,930.81

Weighted Average Loan Rate
                                            13.80%
Net Loan Rate
                                            12.80%

Weighted Average Maximum Loan Rate
                                            18.65%

Class A-1 Certificate Rate
                                           5.8275%
Maximum Investor Certificate Rate
                                          12.8000%
Class A-1 Certificate Interest Distributed
                                     3,873,309.98
Class A-1 Investor Certificate Interest Shortfall before Draw
                                             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                             0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                             0.00
Unpaid Class A-1 Carryover Interest Amount
                                             0.00
















Maximum Principal Dist. Amount (MPDA)
                                    22,238,830.88
Alternative Principal Dist. Amount (APDA)
                                    21,076,009.53
Rapid Amortization Period? (Y=1, N=0)
                                             0.00
Scheduled Principal  Distribution Amount (SPDA)
                                    21,076,009.53

Principal  allocable to Class A-1
                                             0.00


SPDA deposited to Funding Account
                                    21,076,009.53
Subsequent Funding Mortgage Loans Purchased in Period
                                             0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
                                    68,797,771.64


Accelerated Principal Distribution Amount
                                             0.00

APDA allocable to Class A-1
                                             0.00



Reimbursement to Credit Enhancer
                                             0.00

Spread Trigger hit?
                                 No
Loss Trigger hit?
                                 No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                                       443,350.14




Cumulative Investor Liquidation Loss Amount
                                       443,350.14

Total Principal allocable to A-1
                                       443,350.14



Beginning Class A-1 Certificate Principal Balance
                                   771,863,989.43


Ending Class A-1 Certificate Principal Balance
                                   771,420,639.29







Pool Factor (PF)
                                        0.9936212

Servicer Certificate (Page 2 of  3)

Distribution Date:
                                         07/21/97

Retransfer Deposit Amount (non 2.07 transfers)
                                             0.00
Servicing Fees Distributed
                                       615,279.67
Beg. Accrued and Unpaid Inv. Servicing Fees
                                             0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                             0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                             0.00

Number of Mortgage Loans Retransferred pursuant to 2.07
                                                0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07
                                               0
Mortgage Loans Retransferred pursuant to 2.07 ($)
                                             0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                             0.00

Aggregate Investor Liquidation Loss Amount
                                       443,350.14
Investor Loss Reduction Amount
                                             0.00

Beginning Pool Balance
                                   758,224,242.40
Ending Pool Balance
                                   736,692,233.31
Beginning Invested Amount
                                   775,845,393.43
Ending Invested Amount
                                   775,402,043.29
Beginning Seller Principal Balance
                                    19,888,642.25
Ending Seller Principal Balance
                                    19,875,992.83
Additional Balances
                                     1,732,930.81

Beginning Funding Account Balance
                                    37,509,793.28
Ending Funding Account Balance
                                    58,585,802.81
Ending Funding Account Balance % (before any purchase of Subsequent
Loans or release to Certs.)                 7.36%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                      7.36%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                            $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                                     $0.00

Investment Earnings on Funding Account
                                      $177,004.55

Excess Funding Amount
                                            $0.00













Beginning Spread Account Balance
                                     2,786,983.00
Ending Spread Account Balance
                                     2,786,983.00

Beginning Seller Interest
                                             2.62%
Ending Seller's Interest
                                             2.70%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance
                                            1,373
   60 - 89 days (Del Stat 2)
                                    49,346,578.88
     No. of Accounts
                                              282
     Trust Balance
                                     9,613,523.81
   90+ (Del Stat 3+)
     No. of Accounts
                                              362
     Trust Balance
                                    12,790,624.27
   REO
     No. of Accounts
                                                6
     Trust Balance
                                       314,591.89

Rapid Amortization Event ?
                                 No
   Failure to make payment within 5 Business Days of Required Date
?                                No
   Failure to perform covenant relating to Trust's Security
Interest ?                              No
   Failure to perform other covenants as described in the Agreement
?                               No
   Breach of Representation or Warranty ?
                                 No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                 No
   Subject to Investment Company Act of 1940 Regulation ?
                                 No
   Servicing Termination ?
                                 No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-Funded AmouNo

Servicer Certificate (Page 3 of  3)

Distribution Date:
                                         07/21/97

Event of Default ?
                                 No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                        No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                  No
   Failure by Servicer to perform other covenants as described in
the Agreement?                    No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                             No
   Trigger Event ?
                                 No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                                N/A
Premium Distributed to Credit Enhancer
                                             0.00
Amount Distributed to Seller
                                     1,954,594.61
Master Servicer Credit Facility Amount
                                             0.00
Guaranteed Principal Distribution Amount
                                             0.00
Credit Enhancement Draw Amount
                                             0.00
Spread Account Draw Amount
                                             0.00
Capitalized Interest Account Draw
                                             0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                             0.00
Amount paid to Trustee
                                             0.00
Cumulative Draw under Policy
                                             0.00
Net Yield
                                             5.75%


Total  Available Funds
     Aggregate Amount of Collections
                                    31,500,616.13
     Deposit for principal not used to purchase subsequent loans
                                             0.00
     Interest Earnings on the Funding Account
                                       177,004.55

     Total
                                    31,677,620.68


Application of Available Funds
     Servicing Fee
                                       615,279.67
     Prinicpal and Interest to Class A-1
                                     4,316,660.12

     Seller's portion of Principal and Interest
                                     1,954,594.61
     Funds deposited into Funding Account (Net)
                                    21,076,009.53
     Funds deposited into Spread  Account
                                             0.00
     Excess funds released to Seller
                                     3,715,076.75
     Total
                                    31,677,620.68


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                                         07/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                                          97.5006%
Class A Certificateholder Fixed Allocation Percentage
                                          97.5005%

Beginning Class A-1 Certificate Balance
                                   771,863,989.43



Class A-1 Certificate Rate
                                         5.827500%


Class A-1 Certificate Interest Distributed
                                         4.988981


Class A-1 Certificate Interest Shortfall Distributed
                                         0.000000


Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                         0.000000



Rapid Amortization Event ?
                                 No
Class A-1 Certificate Principal Distributed
                                         0.571053


   Maximum Principal Distribution Amount
                                        28.644519
   Scheduled Principal  Distribution Amount (SPDA)
                                        27.146757
   Accelerated Principal Distribution Amount
                                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                                         0.571053

Total Amount Distributed to Certificateholders
                                         4.988981

Principal Collections deposited into Funding Account
                                    21,076,009.53
Ending Funding Account Balance
                                    58,585,802.81

Ending Class A-1 Certificate Balance
                                   771,420,639.29



Class A-1 Factor
                                        0.9936212


Pool Factor (PF)
                                        0.9936212

Unreimbursed Liquidation Loss Amount
                                               $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                               $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                               $0

Class A Servicing Fee
                                       615,279.67

Beginning Invested Amount
                                   775,845,393.43
Ending Invested Amount
                                   775,402,043.29
Beginning Pool Balance
                                   758,224,242.40
Ending Pool Balance
                                   736,692,233.31

Spread Account Draw Amount
                                             0.00
Credit Enhancement Draw Amount
                                             0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
                                         07/21/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts
                                            1,373
     Trust Balance
                                    49,346,578.88

   60 - 89 days (Del Stat 2)
     No. of Accounts
                                              282
     Trust Balance
                                     9,613,523.81

   90+ (Del Stat 3+)
     No. of Accounts
                                              362
     Trust Balance
                                    12,790,624.27

   REO
     No. of Accounts
                                                6
     Trust Balance
                                       314,591.89

Aggregate Liquidation Loss Amount for Liquidated Loans
                                       302,765.29

Class A-1 Certificate Rate for Next Distribution Date
                                 To be updated



Amount of any Draws on the Policy
                                             0.00

Subsequent Mortgage Loans
     No. of Accounts
                                             0.00
     Trust Balance
                                             0.00
     Cumulative No. of Accounts
                                         2,179.00
     Cumulative Trust Balance
                                    68,797,771.64

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07
                                                0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                             0
    Mortgage Loans Retransferred pursuant to 2.07 ($)
                                             0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                             0.00